Investments in joint ventures and associates	12 Months Ended
Dec. 31, 2020
Investments in joint ventures and associates
Investments in joint ventures and associates

24. Investments in joint ventures and associates

The Group holds certain of its capital provision assets in associate companies under joint arrangements that are classified as joint ventures in accordance with IAS 28 Investments in Associates and Joint Ventures and accounted for at fair value through profit or loss in accordance with IFRS 9. Associates are entities in which the Group has significant influence, but not control, over the operating and financial policies. Generally the Group holds more than 20%, but less than 50%, of their voting shares. Joint ventures are arrangements where the Group has joint control and rights to the net assets of the entity. The total fair value of the Group’s interest in associate companies as at December 31, 2020 is $8,113,000 (2019:$4,673,000) and is included in capital provision assets in the consolidated statement of financial position. The total fair value of the Group’s interest in joint ventures as at December 31, 2020 is $127,397,000 (2019: $106,924,000) and is included within capital provision assets in the consolidated statement of financial position. None of the associate companies or joint venture arrangements are individually material to the Group and there are no significant restrictions on the ability of the joint ventures to make cash distributions or repayment of advances to the Group.

The Group’s share of commitments and contingencies for its associates and joint ventures at December 31, 2020, is $16,802,000 and $116,029,000, respectively (2019: $1,500,000 and $122,628,000), and are included in the commitment amounts relating to asset agreements disclosed in note 29.